SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted
[ ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                        MAIN STREET AND MAIN INCORPORATED
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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
                                   MAIN STREET
                              AND MAIN INCORPORATED

       -------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 1, 2001
       -------------------------------------------------------------------

     The Annual Meeting of Stockholders of Main Street and Main Incorporated, a Delaware corporation, will be held at 9:30 a.m., on Friday, June 1, 2001, at the Bamboo Club Restaurant at the Biltmore Fashion Park, 26th Street and Camelback Road, Phoenix, Arizona, for the following purposes:


     1.  To  elect   directors  to  serve  until  the  next  Annual  Meeting  of
Stockholders and until their successors are elected and qualified.


     2. To transact such other business as may properly come before the meeting or any adjournment thereof.


     The foregoing items of business are more fully described in the proxy statement accompanying this notice.


     Only stockholders of record at the close of business on April 20, 2001 are entitled to notice of and to vote at the meeting.


     All stockholders are cordially invited to attend the meeting in person. To assure your representation at the meeting, however, we urge you to mark, sign, date, and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she previously has returned a proxy.


                                        Sincerely,

                                        /s/ Lawrence K. White

                                        Lawrence K. White
                                        Secretary

Phoenix, Arizona
April 24, 2001

                        MAIN STREET AND MAIN INCORPORATED
                        5050 NORTH 40TH STREET, SUITE 200
                             PHOENIX, ARIZONA 85018

        -----------------------------------------------------------------
                                 PROXY STATEMENT
        -----------------------------------------------------------------

                            VOTING AND OTHER MATTERS

GENERAL

     The enclosed proxy is solicited on behalf of Main Street and Main Incorporated, a Delaware corporation, by our board of directors for use at our Annual Meeting of Stockholders to be held at 9:30 a.m. on Friday, June 1, 2001, or at any adjournment or adjournments thereof, for the purposes set forth in this proxy statement and in the accompanying notice of annual meeting of stockholders. The meeting will be held at the Bamboo Club Restaurant at the Biltmore Fashion Park, 26th Street and Camelback Road, Arizona.

     These proxy solicitation materials are being mailed on or about May 1, 2001, to all stockholders entitled to vote at the meeting.

VOTING SECURITIES AND VOTING RIGHTS

     Stockholders of record at the close of business on April 20, 2001 are entitled to notice of and to vote at the meeting. On the record date, there were issued and outstanding approximately 14,045,601 shares of our common stock.

     The presence, in person or by proxy, of the holders of a majority of the total number of shares of our outstanding common stock constitutes a quorum for the transaction of business at the meeting. Each stockholder voting at the meeting, either in person or by proxy, may cast one vote per share of common stock held on all matters to be voted on at the meeting. Assuming that a quorum is present, the six directors receiving the largest number of "for" votes of common stock of the Company present in person or represented by proxy at the meeting and entitled to vote (a plurality) will be elected directors. The affirmative vote of a majority of the outstanding shares of our common stock present in person or represented by proxy at the meeting and entitled to vote is required for the approval of any other business that may properly come before the meeting.

     Votes cast by proxy or in person at the meeting will be tabulated by the election inspectors appointed for the meeting and will determine whether a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

VOTING OF PROXIES

     When a proxy is properly executed and returned, the shares it represents will be voted at the meeting as directed. If no specification is indicated, the shares will be voted "for" the election of the nominees set forth in this proxy statement.

REVOCABILITY OF PROXIES

     You may revoke a proxy at any time before its use by

     *    delivering to us written notice of revocation, or

     *    delivering to us a duly executed proxy bearing a later date, or

     *    attending the meeting and voting in person.

SOLICITATION

     We will pay for this solicitation. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding solicitation materials to those beneficial owners. Certain of our directors and officers also may solicit proxies, personally or by telephone or e-mail, without additional compensation.

ANNUAL REPORT AND OTHER MATTERS

     Our 2000 Annual Report to Stockholders, which we mailed to you with or preceding this proxy statement, contains financial and other information about the activities of our company but is not incorporated into this proxy statement and is not to be considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934. The information contained in the "Compensation Committee's Report on Executive Compensation," "Report of the Audit Committee," and "Performance Graph" shall not be deemed "filed" with the Securities and Exchange Commission or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act.

     UPON WRITTEN REQUEST, WE WILL PROVIDE A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 25, 2000, AS FILED WITH THE SEC WITHOUT CHARGE TO EACH STOCKHOLDER OF RECORD AS OF THE RECORD DATE. WE ALSO WILL FURNISH ANY EXHIBITS LISTED IN THE FORM 10-K REPORT UPON REQUEST AT THE ACTUAL EXPENSE WE INCUR IN FURNISHING THE EXHIBIT. YOU SHOULD DIRECT ANY SUCH REQUESTS TO OUR SECRETARY AT OUR EXECUTIVE OFFICES AT 5050 NORTH 40TH STREET, SUITE 200, PHOENIX, ARIZONA 85018.

                         ELECTION OF CORPORATE DIRECTORS

NOMINEES

     Our bylaws provide that the number of directors shall be fixed from time to time by resolution of the board of directors or stockholders. All directors are elected at each annual meeting of our stockholders for a term of one year and hold office until their successors are elected and qualified, or until their earlier resignation or removal.

     A board of six directors is to be elected at the meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for each of the nominees named below. All of the nominees currently are directors of our company. In the event that any nominee is unable or declines to serve as a director at the time of the meeting, the proxies will be voted for any nominee designated by the current board of directors to fill the vacancy. We do not expect that any nominee will be unable or will decline to serve as a director. A director's term of office will continue until the next annual meeting of stockholders or until that director's successor has been elected and qualified.

     The following table sets forth certain information regarding the nominees for directors of our company:

NAME                                   AGE     POSITIONS AND OFFICES PRESENTLY HELD WITH THE COMPANY
-----                                  ---     -----------------------------------------------------
John F. Antioco(1)...............       51     Chairman of the Board
Bart A. Brown, Jr................       69     President, Chief Executive Officer, and Director
William G. Shrader...............       53     Executive Vice President, Chief Operating Officer, and Director
Jane Evans(1)....................       56     Director
John C. Metz(1)..................       61     Director
Debra Bloy.......................       46     Director

----------
(1)  Member of the Audit and Compensation Committees.

     JOHN F. ANTIOCO has served as Chairman of the board of directors since August 9, 1996, and as a director of our company since January 8, 1996. Mr. Antioco has served as the Chairman of the Board and Chief Executive Officer of Blockbuster Inc. since July 1997. Mr. Antioco previously served as President and Chief Executive Officer of Taco Bell Corp. Mr. Antioco served as the Chairman of The Circle K Corporation from August 1995 until May 1996 and as President and Chief Executive Officer of Circle K from July 1993 until May 1996. Mr. Antioco joined Circle K as Chief Operating Officer in September 1991. Mr. Antioco was Chief Operating Officer of Pearle Vision Centers, Inc. from June 1990 to August 1991. From 1970 to 1990, Mr. Antioco held various positions with The Southland Corporation.

     BART A. BROWN, JR. has served as our President and Chief Executive Officer and as a director of our company since December 1996. Mr. Brown was affiliated with Investcorp International, N.A., an international investment banking firm, from April 1996 until December 1996. Mr. Brown served as the Chairman and Chief Executive Officer of Color Tile, Inc. at the request of Investcorp International, Inc., which owned all of that company's common stock, from September 1995 until March 1996. In January 1996, Color Tile filed for reorganization under Chapter 11 of the United States Bankruptcy Code. Mr. Brown served as Chairman of the Board of The Circle K Corporation from June 1990, shortly after that company filed for reorganization under Chapter 11 of the United States Bankruptcy Code, until September 1995. From September 1994 until September 1996, Mr. Brown served as the Chairman and Chief Executive Officer of Spreckels Industries, Inc. Mr. Brown engaged in the private practice of law from 1963 through 1990 after seven years of employment with the Internal Revenue Service.

     WILLIAM G. (BILL) SHRADER has served as our Executive Vice President and Chief Operating Officer and as a director of our company since March 1999. Prior to joining our company, Mr. Shrader was Senior Vice President of Marketing for Tosco Marketing Company, a refiner and marketer of petroleum products, from February 1997 to March 1999. From August 1992 to February 1997, Mr. Shrader served in several capacities at Circle K Stores, Inc., including President of the Arizona Region, President of the Petroleum Products/Services Division, Vice President of Gasoline Operations, and Vice President of Gasoline Marketing. Mr. Shrader began his career in 1976 at The Southland Corporation and departed in 1992 as National Director of Gasoline Marketing.

     JANE EVANS has served as a director of our company since March 1997. Ms. Evans has served as President and Chief Executive Officer of Smart TV n/k/a Gamut Interactive, Inc. since April 1995. Ms. Evans served as Vice President and General Manager of U.S. West Communications, Home and Personal Services from February 1991 until March 1995; as President and Chief Executive Officer of Interpacific Retail Group from March 1989 until January 1991; as a General Partner of Montgomery Securities from January 1987 until February 1989; as President and Chief Executive Officer of Monet Jewelers from May 1984 until December 1987; as Executive Vice President - Fashion Group of General Mills, Inc. from October 1979 until April 1984; as Vice President - Corporate Development of Fingerhut from November 1977 until September 1979; as President of Butterick Fashions from May 1974 until October 1977; and as President of the
I. Miller Division of Genesco, Inc. from May 1970 until May 1973. Ms. Evans serves on the Boards of Directors of the Philip Morris Companies, Inc., Georgia-Pacific Corp., Kaufman & Broad Home Corp., and Petsmart, Inc.

     JOHN C. METZ has served as a director of our company since April 1996. Mr. Metz has served as Chairman and Chief Executive Officer of Metz Enterprises, Inc., a contract food management and retail restaurant company, since 1987. Metz Enterprises is a T.G.I. Friday's franchisee in the northeastern United States. Mr. Metz previously served as President and Chief Executive Officer of Custom Management Corporation, a contract food management corporation, from 1967 until 1987.

     DEBRA BLOY has served as a director of our company since October 6, 2000. Ms. Bloy has over twenty-three years of experience as an owner and operator of several fine-dining concepts. For the past six years, Ms. Bloy was the sole owner and operator of two Bamboo Club restaurants located in Phoenix and Scottsdale, Arizona.

     There are no family relationships among any of our directors and executive officers.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     Our bylaws authorize the board of directors to appoint among its members one or more committees consisting of one or more directors. The board of directors has appointed an Audit Committee and a Compensation Committee. The members of both the Audit and the Compensation Committee are John F. Antioco, Jane Evans, and John C. Metz, all of whom are independent directors.

     The Audit Committee oversees

          * the integrity of the financial reports and other financial information provided by the Company to the public, any governmental or regulatory body, or any other user of such financial statements;

          * the Company's systems of internal accounting and financial controls;

          * the independence and performance of the Company's internal and external auditors; and

          * compliance by the Company with external legal and regulatory requirements as well as any legal compliance and ethics programs as may be established by the board and the Company's management from time-to-time.

     The Compensation Committee makes recommendations to the board of directors concerning remuneration arrangements for senior management and directors. The board of directors has not appointed any other committees.

     Our board of directors held a total of three meetings during the fiscal year ended December 25, 2000. Our Audit Committee met separately at one formal meeting and one tele-conferenced meeting during the fiscal year ended December 25, 2000. Our Compensation Committee met separately at one formal meeting during the fiscal year ended December 25, 2000. No director attended fewer than 75% of the aggregate of (i) the total number of meetings of the board of directors, and
(ii) the total number of meetings held by all committees of the board of directors on which such director was a member.

DIRECTOR COMPENSATION

     Employees of our company do not receive additional compensation for serving as members of our board of directors. We have an employment agreement with Bart
A. Brown, Jr., our President and Chief Executive Officer and a director of our company. See "Executive Compensation - Employment Agreements."

     During 2000, our non-employee directors received $15,000 in annual compensation plus $1,000 for each board of directors meeting attended in person and $500 for each telephonic board of directors meeting. We reimburse our directors' costs and expenses for attending meetings of the board of directors. Directors of our company are eligible to receive stock options and other awards under our 1999 Incentive Stock Plan. See "Executive Compensation - 1999 Incentive Stock Plan."

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act requires our directors, officers, and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. SEC regulations require directors, officers, and greater than 10% stockholders to furnish us with copies of all Section 16(a) forms they file.

     Based solely upon our review of the copies of such forms that we received during fiscal 2000 and written representations that no other reports were required, we believe that each person who at any time during the fiscal year was a director, executive officer, or beneficial owner of 10% or more of our common stock complied with all Section 16(a) filing requirements during such fiscal year.

                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND OTHER COMPENSATION

     The following table sets forth, for the periods indicated, the compensation received by our Chief Executive Officer and our other executive officers whose annual salary and bonus exceeded $100,000 for the fiscal year ended December 25, 2000.

                           SUMMARY COMPENSATION TABLE

                                                                             LONG TERM
                                                                           COMPENSATION
                                                                           -------------
                                                                               AWARDS
                                                                           -------------
                                                 ANNUAL COMPENSATION        SECURITIES
                                              ------------------------      UNDERLYING        ALL OTHER
NAME AND PRINCIPAL POSITION         YEAR      SALARY($)       BONUS($)     OPTIONS(#)(1)     COMPENSATION
---------------------------         ----      ---------       --------     -------------     ------------
Bart A. Brown, Jr.,                 2000       $278,846            -0-       $ 50,000           $5,250   (2)
  President and Chief               1999       $250,000       $ 50,000       $200,000           $  900
  Executive Officer                 1998       $250,000       $ 50,000       $200,000(3)            --

William G. Shrader,                 2000       $222,307       $ 70,000       $ 50,000           $3,538.48(2)
  Executive Vice President          1999       $166,365(4)    $ 75,000       $250,000                --
  and Chief Operating Officer

Lawrence K. White                   2000       $ 43,615            -0-            -0-                --
  Vice President - Finance
  and Chief Financial Officer

----------
(1) Except as otherwise indicated, the exercise prices of the options granted were the fair market value of our common stock on the date of grant.
(2)  Represents matching contributions we made to our 401(k) plan.
(3) The options granted to Mr. Brown in 1998 consist of 50,000 fully vested options at an exercise price of $3.25 per share, 75,000 options at an exercise price of $3.25 per share that vested on December 31, 1999, and 75,000 options at exercise prices of $3.00 and $5.00, which were regranted after being surrendered by Mr. Antioco.
(4) Represents amounts paid beginning on March 1, 1999, the date on which Mr. Shrader joined our company.

     Officers and key personnel of our company are eligible to receive stock options and awards under our 1990 Stock Option Plan, 1995 Stock Option Plan, and 1999 Incentive Stock Plan. Our executive officers participate in medical insurance benefits that are generally available to all of our employees.

OPTION GRANTS

     The following table provides information on stock options granted to the named officers during our fiscal year ended December 25, 2000.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                   INDIVIDUAL GRANTS                   POTENTIAL REALIZABLE VALUE
                                -----------------------------------------------------      AT ASSUMED ANNUAL
                                NUMBER OF       % OF TOTAL                                RATES OF STOCK PRICE
                                SECURITIES        OPTIONS                                    APPRECIATION FOR
                                UNDERLYING        GRANTED       EXERCISE                      OPTION TERM(2)
                                 OPTIONS       TO EMPLOYEES      PRICE     EXPIRATION     ---------------------
            NAME               GRANTED(#)(1)   IN FISCAL YEAR    ($/SH)       DATE           5%          10%
            ----               -------------   --------------    ------       ----           --          ---
Bart A. Brown, Jr.........       50,000            10.00%        $3.375     06-23-10      $106,126     $268,944
William G. Shrader........       50,000            10.00%        $3.375     06-23-10      $106,126     $268,944
Lawrence K. White.........       20,000              2.5%        $2.88      08-01-10      $ 36,224     $ 91,800

----------
(1) The options were granted at the fair value of the shares on the date of grant and have 10-year terms.
(2) Potential gains are net of the exercise price, but before taxes associated with the exercise. Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. The assumed 5% and 10% rates of stock price appreciation are provided in accordance with SEC rules and do not represent our estimate or projection of the future price of our common stock. Actual gains, if any, on stock option exercises will depend upon the future market prices of our common stock.

FISCAL YEAR-END OPTION HOLDINGS

     The following table provides information on option exercises in fiscal 2000 by each of the named officers and the values of each such officer's unexercised options at December 25, 2000.

                             YEAR-END OPTION VALUES

                                                        NUMBER OF SECURITIES
                                                       UNDERLYING UNEXERCISED          VALUE OF UNEXERCISED
                                                             OPTIONS AT                IN-THE-MONEY OPTIONS
                        SHARES                            FISCAL YEAR-END(#)          AT FISCAL YEAR-END($)(1)
                      ACQUIRED ON       VALUE       ---------------------------    -----------------------------
      NAME            EXERCISE (#)   REALIZED ($)   EXERCISABLE   UNEXERCISABLE    EXERCISABLE     UNEXERCISABLE
      ----            ------------   ------------   -----------   -------------    -----------     -------------
Bart A. Brown,.Jr.        -0-            -0-%        1,000,000        50,000         $356,250            0
William G. Shrader        -0-            -0-%          250,000        50,000         $  3,125            0
Lawrence K. White         -0-            -0-%               -0-       20,000               -0-           0

----------
(1) Calculated based upon the closing price of our common stock on the Nasdaq National Market on December 26, 2000, of $3.00 per share. The exercise prices of certain of the options held by our executive officers on December 26, 2000 were equal to or greater than $3.00 per share.

STOCK OPTION PLANS

     We have three stock option plans: the 1990 Stock Option Plan, the 1995 Stock Option Plan, and the 1999 Incentive Stock Plan. Each of these plans permit us to grant options that are intended to qualify as incentive stock options under the Internal Revenue Code, as well as nonqualified stock options. These plans also permit us to make other stock-based awards, including grants of shares of common stock and stock appreciation rights, or SARs.

     We may grant options and awards under our stock option plans to employees, directors, and independent contractors who provide services to our company. We may grant options that are incentive stock options only to key personnel of our company or our subsidiaries who are also employees of our company or our subsidiaries. The terms and conditions of incentive stock options must be consistent with the qualification requirements set forth in the Internal Revenue Code. The exercise price of all incentive stock options must be at least equal to the fair market value of our common stock on the date of the grant or, in the case of incentive stock options granted to a person who holds 10% or more of the voting power of our stock, at least 110% of the fair market value of our common stock on the date of the grant. The maximum exercise period for which incentive stock options may be granted is ten years (five years in the case of incentive stock options granted to a person who holds 10% or more of the voting power of our stock).

     To exercise an option, the optionholder will be required to deliver to us full payment of the exercise price for the shares as to which the option is being exercised. Generally, options can be exercised by delivery of cash, check, or shares of our common stock.

     SARs will entitle the recipient to receive a payment equal to the appreciation in market value of a stated number of shares of common stock from the price on the date the SAR was granted or became effective to the market value of the common stock on the date first exercised or surrendered. Stock awards will entitle the recipient to receive shares of our common stock directly. Cash awards will entitle the recipient to receive direct payments of cash depending on the market value or the appreciation of our common stock or other securities of our company.

     Our board of directors administers our option plans. The board of directors may delegate all or any portion of its authority and duties under our option plans to one or more committees appointed by the board of directors under such conditions and limitations as the board of directors may from time to time establish. The board of directors and/or any committee that administers our plans has the authority, in its discretion, to determine all matters relating to awards, including the selection of the individuals to be granted awards, the type of awards, the number of shares of common stock subject to an award, vesting conditions, and any and all other terms, conditions, restrictions, and limitations, if any, of an award.

     A maximum of 250,000 shares of common stock may be issued under the 1990 Plan. As of April 16, 2001, 3,750 shares of common stock have been issued upon exercise of options granted pursuant to the 1990 Plan and there were outstanding options to purchase 117,625 shares of common stock under the 1990 Plan. An additional 68,050 shares of common stock remain reserved for issuance under the 1990 Plan. No incentive awards other than stock options have been granted under the 1990 Plan. The 1990 Plan expired on July 24, 2000. Any options granted under the 1990 Plan will remain outstanding until their respective expiration dates or earlier termination in accordance with their respective terms.

     A maximum of 325,000 shares of common stock may be issued under the 1995 Plan. As of April 16, 2001, 12,750 shares of common stock have been issued upon exercise of options granted under the 1995 Plan and there were outstanding options to acquire 253,000 shares of common stock under the 1995 Plan. Accordingly, only an additional 59,250 shares remain available for grants under the 1995 Plan. The 1995 Plan will remain in effect until January 8, 2006. The 1995 Plan included an automatic program that provided for the automatic grant of options to non-employee directors of our company. Because there currently is not a sufficient number of shares remaining authorized under the 1995 Plan to permit grants under the automatic program, our board of directors discontinued the automatic program in 1999.

     A maximum of 1,000.000 shares of common stock may be issued under the 1999 Plan. The maximum number of shares covered by awards granted to any individual in any year may not exceed 15% of the total number of shares that may be issued under the 1999 Plan. As of April 16, 2001, no shares of common stock have been issued upon exercise of options granted under the 1999 Plan and there were outstanding options to acquire 658,000 shares of common stock under the 1999 Plan. An additional 342,000 shares remain available for grant under the 1999 Plan. The 1999 Plan will remain in force until February 19, 2009, unless sooner terminated by the board of directors.

401(k) PROFIT SHARING PLAN

     Our qualified 401(k) Profit Sharing Plan was adopted by the board of directors on January 14, 1991, effective as of January 1, 1991, and covers corporate management and restaurant employees. The 401(k) Plan currently provides for a matching contribution equal to 50% of the first 4% of the salary deduction a participant elects to defer as a contribution to the 401(k) Plan. The 401(k) Plan further provides for a special discretionary contribution equal to a percentage of a participant's salary to be determined each year by our company. We also may contribute a discretionary amount in addition to the special discretionary contribution. Contributions to the 401(k) Plan by our company for fiscal 2000 totaled approximately $174,000.

EMPLOYMENT AGREEMENTS

     We are a party to an employment agreement with Bart A. Brown, Jr. with a term through December 31, 2001. The agreement automatically renews for successive one-year terms unless either party terminates by giving the other party at least 60 days' written notice. Mr. Brown's employment agreement provides for him to serve as the President and Chief Executive Officer of our company. The employment agreement provides for Mr. Brown to receive a salary of $250,000 per annum. In addition, the employment agreement provides that Mr. Brown will be eligible to receive discretionary bonuses in amounts determined by our board of directors. The employment agreement contains provisions regarding non-competition, non-solicitation of employees, and non-disclosure of confidential information.

     The employment agreement provides for Mr. Brown to receive his fixed compensation to the date of the termination of his employment by reason of resignation or as a result of termination of employment "for cause," as defined in the agreement. In the event of the termination of employment by reason of death or disability, the employment agreement provides for the payment of fixed compensation to Mr. Brown for a period of one year from the date of death or disability. If we terminate Mr. Brown's employment other than "for cause" or in the event of any termination of employment following any "change in control" of our company, as defined in the agreement, the employment agreement also provides for Mr. Brown to receive his fixed compensation as if his employment had not been terminated. Section 280G of the Internal Revenue Code may limit the deductibility of such payments for federal income tax purposes. If these payments are not deductible and if we have income at least equal to such payments, an amount of income equal to the amount of such payments could not be offset. As a result, the income that was not offset would be "phantom income" (i.e., income without cash) to our company. A change in control would include a merger or consolidation of our company, a sale of all or substantially all of our assets, changes in the identity of a majority of the members of our board of directors, or acquisitions of more than 15% of our common stock, subject to certain limitations.

LIMITATION OF LIABILITY AND INDEMNIFICATION MATTERS

     Our certificate of incorporation and bylaws provide that our company will indemnify and advance expenses, to the fullest extent permitted by the Delaware General Corporation Law, to each person who is or was a director, officer, or agent of our company or who serves or served any other enterprise or organization at the request of our company. Under Delaware law, to the extent that an indemnitee is successful on the merits of a suit or proceeding brought against him or her by reason of the fact that he or she is or was a director, officer, or agent of our company, or serves or served any other enterprise or organization at the request of our company, we will indemnify him or her against expenses (including attorneys' fees) actually and reasonably incurred in connection with such action. If unsuccessful in defense of a third-party civil suit or a criminal suit, or if such suit is settled, an indemnitee may be indemnified under Delaware law against both (a) expenses, including attorneys' fees, and (b) judgments, fines, and amounts paid in settlement if he or she acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of our company, and, with respect to any criminal action, had no reasonable cause to believe his or her conduct was unlawful. If unsuccessful in defense of a suit brought by or in the right of our company, where the suit is settled, an indemnitee may be indemnified under Delaware law only against expenses (including attorneys' fees) actually and reasonably incurred in the defense or settlement of the suit if he or she acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of our company, except that if the indemnitee is adjudged to be liable for negligence or misconduct in the performance of his or her duty to our company, he or she cannot be made whole even for expenses unless a court determines that he or she is fully and reasonably entitled to indemnification for such expenses. Also under Delaware law, expenses incurred by an officer or director in defending a civil or criminal action, suit, or proceeding may be paid by our company in advance of the final disposition of the suit, action, or proceeding upon receipt of an undertaking by or on behalf of the officer or director to repay such amount if it is ultimately determined that he or she is not entitled to be indemnified by our company. We also may advance expenses incurred by other employees and agents of our company upon such terms and conditions, if any, that our board of directors deems appropriate. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, or persons controlling our company pursuant to the foregoing provisions, we have been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act of 1933 and is therefore unenforceable.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the fiscal year ended December 25, 2000, our Compensation Committee consisted of John F. Antioco, Jane Evans, John C. Metz, and Steven A. Sherman, who resigned as a director of our company in February 2000. Except for our lease of our corporate office space in a building in which Mr. Sherman owns a majority interest, none of the members of the Compensation Committee had any contractual or other relationships with our company during fiscal 2000 except as directors. We made rental payments for our corporate offices totaling approximately $224,000 during 2000.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

OVERVIEW AND PHILOSOPHY

     Decisions on compensation of our executives are made by the Compensation Committee, consisting of independent members of our board of directors appointed by our board of directors. The board of directors and the Compensation Committee make every effort to ensure that the compensation plan is consistent with our values and is aligned with our business strategy and goals.

     Our compensation program for executive officers consists primarily of base salary, bonus, and long-term incentives in the form of stock options. Executives also participate in various other benefit plans, including medical and retirement plans, which generally are available to all employees of our company.

     Our philosophy is to pay base salaries to executives at levels that enable us to attract, motivate, and retain highly qualified executives. The bonus program is designed to reward individuals for performance based on our company's financial results as well as the achievement of personal and corporate objectives that will contribute to the long-term success of our company in building stockholder value. Stock option grants are intended to result in minimal or no rewards if our stock price does not appreciate, but may provide substantial rewards to executives as all of our company's stockholders benefit from stock price appreciation.

     We follow a subjective and flexible approach rather than an objective or formulaic approach to compensation. Various factors receive consideration without any particular weighting or emphasis on any one factor. In establishing compensation for the year ended December 25, 2000, the committee took into account, among other things, our financial results, compensation paid in prior years, and compensation of executive officers employed by companies of similar size in the restaurant industry.

BASE SALARY AND ANNUAL INCENTIVES

     Base salaries for executive positions are established relative to our financial performance and comparable positions in similarly sized companies. The committee from time to time may use competitive surveys and outside consultants to help determine the relevant competitive pay levels. We target base pay at the level required to attract and retain highly qualified executives. In determining salaries, the committee also takes into account individual experience and performance, salary levels relative to other positions with our company, and specific needs particular to our company.

     Annual incentive awards are based on our financial performance and the efforts of our executives. Performance is measured based on profitability and revenue and the successful achievement of functional and personal goals. We awarded bonuses to our executive staff, administrative staff and operations management staff, for their performance during the fiscal year ended December 25, 2000.

STOCK OPTION GRANTS

     We believe in tying executive rewards directly to the long-term success of our company and increases in stockholder value through grants of executive stock options. Stock option grants also will enable executives to develop and maintain a significant stock ownership position in our common stock. The amount of options granted takes into account options previously granted to an individual. We granted otions to our executive officers during fiscal 2000. See "Executive Compensation - Option Grants"

OTHER BENEFITS

     Executive officers are eligible to participate in benefit programs designed for all full-time employees of our company. These programs include medical insurance, a qualified retirement program allowed under Section 401(k) of the Internal Revenue Code, and life insurance coverage equal to one times base salary to a maximum of $50,000.

CHIEF EXECUTIVE OFFICER COMPENSATION

     Bart A. Brown, Jr. has served as our President and Chief Executive Officer since December 16, 1996. Effective January 1, 1999, we entered into a new employment agreement with Mr. Brown. See "Executive Compensation - Employment Agreement." The board of directors determined Mr. Brown's salary based on a number of factors, including our company's performance, Mr. Brown's individual performance, and salaries paid by comparable companies. Mr. Brown did not received a bonus in fiscal 2000. We granted Mr. Brown options during 2000. See "Executive Compensation - Option Grants."

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     Section 162(m) of the Internal Revenue Code currently limits the deductibility for federal income tax purposes of compensation paid to our Chief Executive Officer and to each of our other four most highly compensated executive officers. We may deduct certain types of compensation paid to any of these individuals only to the extent that such compensation during any fiscal year does not exceed $1.0 million. We do not believe that our compensation arrangements with any of our executive officers will exceed the limits on deductibility during our current fiscal year.

     This report has been furnished by the members of the Compensation Committee of our board of directors.

          John F. Antioco, Compensation Committee Chair
          Jane Evans
          John C. Metz

                          REPORT OF THE AUDIT COMMITTEE

     Our board of directors has appointed an Audit Committee consisting of three directors. All of the members of the committee are "independent" of our company and management, as that term is defined in the Nasdaq listing standards.

     The primary responsibility of the committee is to oversee

          * the integrity of the financial reports and other financial information provided by the Company to the public, any governmental or regulatory body, or any other user of such financial statements,

          * the Company's systems of internal accounting and financial controls,

          * the independence and performance of the Company's internal and external auditors, and

          * compliance by the Company with external legal and regulatory requirements as well as any legal compliance and ethics programs as may be established by the board and the Company's management from time-to-time.

Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The independent auditors are responsible for auditing our financial statements and expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.

     In fulfilling its oversight responsibilities, the committee reviewed our audited financial statements with management and the independent auditors. The committee discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61. This included a discussion of the auditors' judgments as to the quality, not just the acceptability, of our company's accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the committee received from the independent auditors written disclosures and the letter required by Independence Standards Board Standard No.
1. The committee also discussed with the independent auditors the auditors' independence from management and our company, including the matters covered by the written disclosures and letter provided by the independent auditors.

     The committee discussed with our company's internal and independent auditors the overall scope and plans for their respective audits. The committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of our company, our internal controls, and the overall quality of our financial reporting.

     Based on the reviews and discussions referred to above, the committee recommended to the board of directors, and the board approved, that the audited financial statements be included in our annual report on Form 10-K for the year ended December 25, 2000, for filing with the Securities and Exchange Commission.

     Our board of directors has adopted a written charter for the Audit Committee. A copy of that charter is included as "Appendix A" to this proxy statement.

          John F. Antioco, Audit Committee Chair
          Jane Evans, Audit Committee Member
          Jane C. Metz, Audit Committee Member

                                PERFORMANCE GRAPH

     The following line graph compares  cumulative total stockholder returns for
(a) our common stock; (b) the Nasdaq Stock Market (U.S.) Index; and (c) a peer group consisting of the following five companies in the restaurant industry:
Avado Brands, Inc. (formerly AppleSouth, Inc.); Eateries, Inc.; Cheesecake Factory, Inc.; O'Charley's, Inc.; and Cooker Restaurant Corp.

     The graph assumes an investment of $100 in each of our common stock, the peer group, and the index on December 25, 1995. The calculation of cumulative stockholder return on the peer group and the index include reinvestment of dividends, but the calculation of cumulative stockholder return on our common stock does not include reinvestment of dividends because we did not pay dividends during the measurement period. The stock price and index performance shown in the graph are not necessarily indicative of future results.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
                    AMONG MAIN STREET AND MAIN INCORPORATED,
                      THE NASDAQ STOCK MARKET (U.S.) INDEX
                      AND THE DOW JONES RESTAURANTS INDEX

                                                               Cumulative Total Return
                                           ---------------------------------------------------------------
                                           12/25/95   12/30/96   12/29/97   12/28/98   12/27/99   12/29/00
                                           --------   --------   --------   --------   --------   --------
MAIN STREET AND MAIN INCORPORATED            100.00      55.10      94.90     105.10     104.10      98.97
NASDAQ STOCK MARKET (U.S.)                   100.00     124.11     148.24     212.37     388.05     238.80
DOW JONES RESTAURANTS                        100.00     102.36     102.43     142.32     144.78     134.39
PEER GROUP                                   100.00      75.52      86.34      86.01      77.55     116.57

* $100 INVESTED ON 12/25/95 IN STOCK OR INDEX - INCLUDING REINVESTMENT OF DIVIDENDS

      SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS, DIRECTORS, AND OFFICERS

     The following table sets forth certain information regarding the beneficial ownership of our common stock as of April 16, 2001 by (a) each of our directors,
(b) each of our named executive officers, (c) all directors and executive officers as a group, and (d) each person known by us to beneficially own more than 5% of our common stock.

                      NAME OF                        AMOUNT AND NATURE OF           APPROXIMATE PERCENTAGE
                BENEFICIAL OWNER(1)                 BENEFICIAL OWNERSHIP(2)        OF OUTSTANDING SHARES(3)
                -------------------                 -----------------------        ------------------------
DIRECTORS AND EXECUTIVE OFFICERS:
John F. Antioco..................................       4,311,193 (4)                         27.4%
Bart A. Brown, Jr................................       2,638,011 (5)                         16.7%
William G. Shrader...............................         287,179 (6)                          1.8%
Jane Evans.......................................         225,000 (7)                           .1%
John C. Metz.....................................          51,500 (8)                           .4%
Lawrence K. White................................             -0-                                *
Debra Bloy.......................................          75,300                               .5%
All directors and officers as a group
 (seven persons).................................       7,383,183                             46.9%

5% STOCKHOLDERS:
George S. Sarlo..................................       1,272,554 (9)                          9%

----------
*    Less than 1.0%.
(1) Each of such persons may be reached through our company at 5050 North 40th Street, Suite 200, Phoenix, Arizona 85018.
(2) Includes, when applicable, shares owned of record by such person's minor children and spouse and by other related individuals and entities over whose shares of Common Stock such person has custody, voting control, or power of disposition. Also includes shares of Common Stock that the identified person had the right to acquire within 60 days of April 11, 2001 by the exercise of vested stock options or conversion of convertible notes.
(3) Based on 14,045,601 shares of common stock outstanding on April 16, 2001. The percentages shown include the shares of common stock actually owned as of April 16, 2001 and the shares of common stock that the person or group had the right to acquire within 60 days of such date. In calculating the percentage of ownership, all shares of common stock that the identified person or group had the right to acquire within 60 days of April 16, 2001 upon the exercise of options are deemed to be outstanding for the purpose of computing the percentage of the shares of common stock owned by such person or group, but are not deemed to be outstanding for the purpose of computing the percentage of the shares of common stock owned by any other person.
(4) Represents 2,171,596 shares of common stock held by Mr. Antioco, vested options to acquire 417,500 shares of common stock held by Mr. Antioco, and 1,722,596 shares of common stock held by Antioco Limited Partnership. Mr. Antioco is the sole managing member of Antioco Management LLC, which is the sole general partner of Antioco Limited Partnership. A trust for the benefit of descendants of Mr. Antioco and his spouse is the sole limited partner of the partnership. As managing member of the partnership's general partner, Mr. Antioco has sole power to vote or dispose of shares held by the partnership and therefore may be deemed to be the beneficial owner of shares held by Antioco Limited Partnership. Mr. Antioco disclaims beneficial ownership of shares held by Antioco Limited Partnership except to the extent that his individual interest in such shares arises from his interest in the partnership, and this proxy statement shall not be deemed to be an admission that Mr. Antioco is the beneficial owner of these shares for any purpose.
(5) Includes vested options to purchase 1,000,000 shares of common stock held by Mr. Brown.
(6) Includes vested options to purchase 250,000 shares of common stock held by Mr. Shrader.
(7) Represents vested options to purchase 22,500 shares of common stock held by Ms. Evans.
(8) Includes vested options to purchase 25,000 shares of common stock held by Mr. Metz.
(9) Based on the Schedule 13D dated December 16, 1999 filed with the SEC by George S. Sarlo. The address of George S. Sarlo is 750 Battery Street, 7th Floor, San Francisco, CA 94111.

                              CERTAIN TRANSACTIONS

     We have adopted a policy that we will not enter into any transactions with directors, officers, or holders of more than 5% of our common stock on terms that are less favorable to our company than we could obtain from independent third parties and that any loans to directors, officers, or 5% stockholders will be approved by a majority of our disinterested directors.

     In December 1993, we entered into a five-year lease for space to serve as our corporate offices. Steven A. Sherman, a former director of our company, owns a majority interest in the building housing our offices. The lease was approved by the disinterested directors of our company. During 1998, the lease was amended to extend the original term through January 31, 2004. Rental payments under this agreement were approximately $224,000 during 2000. We believe that the foregoing transaction was no less favorable to us than could be obtained from non-affiliated parties. Mr. Sherman resigned as a director of our company in February 2000.

                         INDEPENDENT PUBLIC ACCOUNTANTS

AUDIT FEES

     The aggregate fees billed by Arthur Andersen LLP for professional services rendered for the audit of the company's annual financial statements for the fiscal year ended December 25, 2000 and for the reviews of the financial statements included in the company's quarterly reports on Form 10-Q for that fiscal year were $78,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     The aggregate fees billed by Arthur Andersen LLP for professional services rendered for consulting services relating to the Bamboo Club acquisition for the fiscal year ended December 25, 2000 were $116,000.

ALL OTHER FEES

     The aggregate fees billed by Arthur Andersen LLP for services rendered to the company, other than the services described above under "Audit Fees" and "Acquisition Fees," for the fiscal year ended December 25, 2000 were $108,000. Generally this was for tax compliance work.

     During Arthur Andersen's engagement to audit the company's financial statements for the fiscal year ended December 25, 2000 no hours were expended on such engagement were attributed to work performed by persons other than full-time, permanent employees of Arthur Andersen LLP.

                  DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     We must receive stockholder proposals that are intended to be presented by such stockholders at the annual meeting of stockholders of our company to be held during calendar 2002 no later than December 18, 2001 in order to be included in the proxy statement and form of proxy relating to such meeting. Pursuant to Rule 14a-4 under the Exchange Act, we intend to retain discretionary authority to vote proxies with respect to stockholder proposals for which the proponent does not seek to have us include the proposed matter in the proxy statement for the annual meeting to be held during calendar 2002, except in circumstances where (a) we receive notice of the proposed matter no later than March 3, 2002 and (b) the proponent complies with the other requirements set forth in Rule 14a-4.

                                  OTHER MATTERS

     We know of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, the persons named in the enclosed proxy card intend to vote the shares they represent as our board of directors may recommend.


                                                           Dated: April 24, 2001

                                   APPENDIX A

PURPOSE AND SCOPE

This Charter governs the operations of the Audit Committee (the "Committee") of the board of directors (the "Board") of Main Street and Main Incorporated, a Delaware corporation (the "Company"). The purpose of the Committee is to assist the Board in fulfilling its responsibilities to oversee:


     * the integrity of the financial reports and other financial information provided by the Company to the public, any governmental or regulatory body, or any other user of such financial statements;

     *    the Company's systems of internal accounting and financial controls;

     * the independence and performance of the Company's internal and external auditors; and

     * compliance by the Company with external legal and regulatory requirements as well as any legal compliance and ethics programs as may be established by the Board and the Company's management from time-to-time.

In fulfilling its obligations, the Committee shall maintain free and open communications between the Committee and the Company's:

     *    independent auditors,

     *    internal auditors, and

     *    management.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company. The Committee is authorized to retain outside or special counsel, auditors, accounting or other consultants, experts, and professionals for this purpose.

The independent auditors shall be ultimately accountable to the Board and the Committee, as representatives of the Company's stockholders. The Committee and the Board have the ultimate authority and responsibility to select (or to nominate for stockholder approval) the independent auditors, to approve the fees to be paid to the independent auditors, to evaluate the performance of the independent auditors, and, if appropriate, to replace the independent auditors.

The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants or advisors to, the Committee.

The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

MEMBERS OF THE COMMITTEE

The Committee shall be comprised of not less that three members of the Board. The members of the Committee shall meet all "independence" and qualification requirements of the rules and regulations of the Nasdaq Stock Market, as such rules and regulations may be amended or supplemented from time-to-time. Accordingly, each member of the Committee must be a director who:

     * has no relationship to the Company that may interfere with the exercise of his or her independent judgment; and

     * is able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement, or will become able to do so within a reasonable period of time after appointment to the Committee.

In addition, at least one member of the Committee must have past employment experience in finance or accounting, professional certification in accounting, or other comparable experience or background that results in such individual's financial sophistication.

Under exceptional and limited circumstances, however, one director who is not independent as defined in the rules and regulations of the Nasdaq Stock Market and who is not a current employee or an immediate family member of an employee of the Company may serve as a member of the Committee, provided that:


     * the Board determines that membership by the individual on the Committee is required by the best interests of the Company and its stockholders, and

     * the Company complies with all other requirements of the rules and regulations of the Nasdaq Stock Market with respect to non-independent members of the Committee, as such rules and regulations may be amended or supplemented from time-to-time.

KEY RESPONSIBILITIES AND PROCESSES

The primary responsibility of the Committee is to oversee the Company's financial reporting process on behalf of the Board and to report the results of the Committee's activities to the Board. Management shall be responsible for preparing the Company's financial statements and the independent auditors shall be responsible for auditing those financial statements. The functions set forth below shall be the principal recurring activities of the Committee in carrying out its oversight function. In carrying out its responsibilities, however, the Committee shall remain flexible in order to best react to changing conditions and circumstances. The following functions are set forth as a guide with the understanding that the Committee may deviate from this guide and supplement these functions as the Committee deems appropriate under the circumstances.

1. The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Committee, as representatives of the Company's stockholders.

2. The Committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits, including the adequacy of staffing and the compensation to be paid to the independent auditors. The Committee also shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the Company's accounting and financial controls, including the Company's system to monitor and management business risk, as well as legal and ethical compliance programs. To the extent necessary, the Committee shall meet separately with the internal auditors and the independent auditors, with or without management present, as well as the Company's Chief Financial Officer and other management personnel, to discuss the results of the Committee's examinations.

3.   The Committee shall:


     * ensure that the independent auditors submit annually a formal written statement delineating all relationships between the independent auditors and the Company, consistent with Independence Standards Board Standard No. 1, as such standard may be amended or supplemented from time to time;

     * discuss with the independent auditors any such relationships or services provided by the independent auditors and their impact on the objectivity and independence of the independent auditors; and

     * recommend that the Board take appropriate action to oversee the independence of the independent auditors.

4. If so requested by the independent auditors or the Company's management, prior to the filing of the Company's Quarterly Report on Form 10-Q the Committee (as a whole or acting through the Committee chair) shall:

     * review the interim financial statements with management and the independent auditors, and

     * discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards, including Statement of Auditing Standards ("SAS") No. 71, as such may be amended or supplemented from time to time.

5. The Committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Stockholders if distributed prior to the filing of the Form 10-K, including their judgment about the quality, not just acceptability, of the Company's accounting principles, the reasonableness of significant judgments, and the clarity and completeness of the Company's financial statements and related disclosures. The Committee also shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards, including SAS No. 61, as such may be amended or supplemented.

6. The Committee shall prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's Proxy Statement to be delivered to stockholders in connection with the Company's annual meeting of stockholders.

With respect to the foregoing responsibilities and processes, the Committee recognizes that the Company's financial management, including its internal audit staff, as well as the independent auditors, have more time, knowledge, and more detailed information regarding the Company than do Committee members. Consequently, in discharging its oversight responsibilities, the Committee will not provide or be deemed to provide any expertise or special assurance as to the Company's financial statements or any professional certification as to the independent auditors' work. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors, or to assure compliance with laws and regulations and the Company's internal policies and procedures.

Dated:  May 19, 2000

                        MAIN STREET AND MAIN INCORPORATED
                       2001 ANNUAL MEETING OF STOCKHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of MAIN STREET AND MAIN INCORPORATED, a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company, each dated April, 24,2001, hereby appoints Bart A. Brown, Jr., William G. Shrader and Michael J. Herron, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2001 Annual Meeting of Stockholders of the Company, to be held on Friday, June 1, 2001, at 9:30 a.m., local time, at the Bamboo Club Restaurant at the Biltmore Fashion Park, 26th street and Camelback Road, Phoenix, Arizona, and at any adjournment or adjournments thereof, and to vote all shares of the Company's Common Stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

     THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS; AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

     A majority of such proxies or substitutes as shall be present and shall act at said meeting or any adjournment or adjournments thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of said proxies hereunder.

                       (CONTINUED AND TO BE SIGNED AND DATED ON THE OTHER SIDE.)

(CONTINUED FROM OTHER SIDE.)

ELECTION OF DIRECTORS:  FOR all nominees  [ ]   WITHHOLD AUTHORITY to vote   [ ]    * EXCEPTIONS  [ ]
                            listed below.       for all nominees listed below.

Nominees: John F. Antioco, Bart A. Brown, Jr., William G. Shrader, Jane Evans, John C. Metz, and Debra Bloy.

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)

*Exceptions
           ---------------------------------------------------------------------

and upon such matters which may properly come before the meeting or any adjournment or adjournments thereof.

                                Change of Address and/ or Comments Mark Here [ ]

                                (This Proxy should be dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both stockholders should sign.)

                                Dated:____________________________________, 2001

                                ________________________________________________
                                                  Signature

                                ________________________________________________
                                           Signature if held jointly

SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. Votes must be indicated (x) in Black or Blue ink.